SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2004

PEOPLES FIRST, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-30640	23-3028825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

24 South Third Street, Oxford, Pennsylvania		19363
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610)932-9294

N/A
Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

99.1 Press Release, dated January 20, 2004, of Peoples First, Inc. regarding fourth quarter results.

Item 12. Results of Operations and Financial Condition.

The Company’s press release, dated January 20, 2004, announcing its earnings for the three (3) month period ended December 31, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2004	PEOPLES FIRST, INC.

By:/s/Susan H. Reeves
Susan H. Reeves,
Senior Vice President and Chief Financial Officer